UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Ave. Floor 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2012

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

This commentary contains the current opinions of the authors, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	6
Schedule of Investments	7

Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	10
Schedule of Investments	11

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24

Financial Statements

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets
Osterweis Fund	28
Osterweis Strategic Income Fund	29
Osterweis Strategic Investment Fund	30
Osterweis Institutional Equity Fund	31

Financial Highlights
Osterweis Fund	32
Osterweis Strategic Income Fund	33
Osterweis Strategic Investment Fund	34
Osterweis Institutional Equity Fund	35

Notes to Financial Statements	36

Expense Example	42

Additional Information	44

Approval of Investment Advisory Agreements	45

Privacy Notice	49

Letter from the Chief Investment Officer and the President

November 12, 2012

Dear Investors,

Equity and other “risk” assets rallied in the third quarter of 2012 in anticipation of further monetary easing by central banks around the world. The prospect of increased liquidity from the central banks appears to have focused investor attention, at least temporarily, away from the generally softer economic data that continue to emerge from Europe and Asia. It seems plausible that the additional liquidity promised especially by the European Central Bank (ECB) could also lower near-term “tail risk” associated with Spain or Italy losing access to the sovereign debt market. The newly stated willingness of the ECB to do “whatever it takes” to hold the European Monetary Union (EMU) together suggests that the potential unraveling of the euro, at the very least, has been pushed out into the future.

Ever more aggressive monetary actions by central banks seem unlikely to materially boost real economic growth. We suspect their principal purpose is to keep financial markets functioning and to buy time for governments, banks, consumers and businesses to regain both their financial strength and confidence. The campaign by the Federal Reserve (Fed) to restore the financial foundation of the U.S. began five years ago, in 2007, and may last another three to five years. Economic literature suggests that the road to recovery from a credit crisis in an overleveraged economy is often painful and slow. The fact that the U.S. economy is still registering only 1-2% annual GDP growth five years after the credit bubble burst, even with $1 trillion-plus annual deficit spending, near zero short-term interest rates and multiple rounds of quantitative easing (QE), attests to the grip that deleveraging has on the economy.

We have written extensively over the past several years about the causes of the economic malaise now besetting the developed world. There is no need to rehash how we got here, but our view remains that there is no quick fix no matter what monetary policies are put in place. Bad government policy can undermine both real economic growth and confidence, but there are limits to just how much government can lift economic growth in the short term. This brings us back to the latest commentary and actions of the Fed. The transmission mechanism by which the Fed and other central banks stimulate economic activity through lower interest rates has been, at best, neutralized by the structural overhang of excess leverage from the borrowing binges that occurred across the developed world over the past 10-15 years. As a result, in the short term, the excess liquidity created by the central banks is more likely to lift asset values than stimulate the real economy.

This sloshing over of excess liquidity created by central banks into financial markets rather than the real economy has been decidedly bullish for the bond and stock markets. As the central banks both keep short-term rates near zero and buy longer-dated bonds, yields have dropped and prices have risen for bonds of nearly all stripes. This has driven investors to hunt for yield and returns elsewhere, including the equity, real estate and commodities markets. The S&P 500 Index (S&P 500) has more than doubled in value from its lows reached in early 2009 and recently climbed to near-record highs. Real estate values are climbing again, not just in a few urban centers, but now more broadly across the country and across property types. And, of course, commodity prices have remained elevated despite slower worldwide growth. This is all well known.

Receiving less attention is the role that surging corporate profits have played in the stock market recovery. Over the past three years, corporations worldwide have moved quickly and decisively to right-size their businesses to the new world order of slower growth and greater economic uncertainty. The result has been a stunning rebound in corporate profits. S&P 500 earnings peaked in 2006 at $88 per share, fell to a low of $61 in 2009 and look set to push above $100 per share this year. This likely 75% increase in corporate profits from the 2009 recessionary lows stands in contrast to the very tepid recovery in the broader economy. Over the past 15 years, profits have grown at a 6.2% annual rate versus 4.3% for the broader economy. Profit growth continues to outstrip that of the broader economy owing to a relentless drive by corporations to improve efficiencies and margins, as well as maintain significant exposure to faster growing non-U.S. markets.

One of the key questions we are asked by investors is if current levels of profitability are sustainable. Our work suggests that several longer-term cyclical and structural factors will likely keep corporate profits elevated longer than

Letter from the Chief Investment Officer and the President

most people believe. Short term, however, the answer to the sustainability question is highly dependent on the political situation. If Capitol Hill fails to successfully address the upcoming fiscal cliff and the economy staggers back into recession, profit levels will undoubtedly falter. On the other hand, if a responsible compromise is reached over how to address our long-term fiscal deficits, profit levels could remain high. Looking out further, we think the elements appear to be falling in place to support faster U.S. economic growth and strong equity markets. As discussed in our June Investment Outlook, the longer-term case for equities rests on the premise that the underlying economic foundation of the U.S. is gradually firming.

Our longer-term optimism is based on the observation that our banking system has deleveraged. Housing markets are finally in recovery. Consumer confidence should be on a stronger footing as unemployment drops, home prices firm and leverage ratios improve. Even manufacturing could see accelerating growth on the back of a lower dollar, continued gains in productivity, relative labor cost improvement and competitive energy costs. Energy costs alone are a central element to a more bullish outlook for the U.S. economy. The unlocking of vast new shale oil and gas reserves has triggered an investment boom in hydrocarbon infrastructure and processing, thus benefiting both domestic employment and the U.S. balance of trade. Over the past six years, the U.S. has moved from being a large importer of refined products to a net exporter. If current trends continue, the U.S. may well turn into a net energy exporter sometime in the next decade. Finally, when it comes to entrepreneurialism and innovation, it would seem that the U.S. continues to lead the world. In conclusion, we think it would be a mistake to count out the U.S. as “yesterday’s news.” Yet, judging from the persistent outflows of investor funds from U.S. equities into both fixed income and global equities, it would seem that this longer-term constructive view is not yet shared by many.

While we are bullish on U.S. equities longer term, we do not want to understate the many risks that still hover over both the short-term and longer-term investment horizons. The old trading maxim to not fight the Fed has certainly worked. While easy money policies may lead to continued gains in both bonds and stocks, we can’t help but consider the risks that could emerge from the distortions being created by such extensive central bank manipulation of markets and interest rates. The size of the balance sheets of the six largest central banks has nearly tripled over the past five years from just over $5 trillion to almost $15 trillion. Our principal concerns related to this unprecedented activity are the increased risk of moral hazard, potential violent and unpredictable rebound in rates when the Fed ultimately tries to unwind its holdings and, finally, ballooning government deficits.

Regarding moral hazard, we have been around long enough to know that it is human nature to grab as much as one can of a good that is perceived as being offered for free. In all likelihood, this is happening today. The longer money is cheap and available, the higher the odds of creating a bubble that will inevitably pop. Our guess is that while neither the Fed nor the ECB seems focused on the moral hazard consequences of cheap money today, we suspect that the Chinese central bank is after its last flirtation with easy money triggered a real estate and building bubble.

We continue to marvel at the rates at which corporations and governments are currently able to borrow. Interest rates seem unnaturally low today, resulting in not only the lowest rates in memory, but negative real Treasury yields based on recent inflation indicators. No one knows if the fixed income markets are accurately reflecting falling inflation rates in the future or if there is just too much money looking for a safe place to hide. We do believe, however, that when global economies finally gain traction, GDP growth rates move higher and inflationary pressures build, there is likely to be a sharp upward move in yields and a potentially painful drop in longer-dated bond prices.

Fed Chairman Bernanke rejects the idea that low rates and QE have eased the pressure on Congress and the President to address fiscal imbalances in the Federal budget. While he may be technically correct, the fact is that the true price tag of financing the last five years of $1 trillion-plus annual deficits will not be known or felt until interest rates move higher. Each one percent move higher in interest rates will, at some point, result in additional interest costs to the Federal Government of $50 billion per year on just the $5 trillion of incremental debt that has been added over the past five years. Given that rates could move at least two percentage points or more when global rates finally move higher, this will translate into at least another $100 billion of annual interest costs to the U.S. Granted, all of these risks probably will not materialize until sometime out in the future, but they warrant attention.

Letter from the Chief Investment Officer and the President

On the equity side, the balance of risks and opportunities discussed above leads us to remain intensely focused on attractively valued, misunderstood companies that should have the ability to grow sales, profits, cash flows and dividends even if growth in the U.S. and global economies remains subdued. We continue to believe that in a low return environment, companies with strong free cash flow that are able to support growing dividends and share repurchases, will be highly sought after. In terms of fixed income, we continue to believe investors are best served by a portfolio of higher yielding, shorter duration bonds that should be able to provide attractive returns in a slow growth environment and offer some protection against the rising rates at some point in the future.

Sincerely,

John Osterweis	Matt Berler

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the “Fund”) generated a 4.21% total return for the six-month period ending September 30, 2012, outperforming its benchmark, the S&P 500 Index, which returned 3.43% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the second quarter of 2012, festering problems in the eurozone, slowing emerging market growth, and uncertainty surrounding domestic tax and spending policies all seemed to suggest that a slowdown in the U.S. recovery was likely and would increase the possibility of earnings disappointments in the coming quarters. It also seemed reasonable to assume that volatility would continue at elevated levels potentially triggering another sizeable correction similar to last year’s.

In the third quarter of 2012, equity and other “risk” assets rose both in anticipation of, and in response to, further monetary easing by central banks around the world. After the rally this summer, the stock market was no longer dirt cheap and appeared vulnerable to a near-term selloff if corporate profits showed signs of weakening or if investors lost confidence in the ability of Congress to resolve the upcoming fiscal cliff.

Portfolio Review

At the start of the fiscal year on April 1, 2012, our equity exposure was 90%. Throughout the following six months, the average allocation to equities was 88%. At the end of the period on September 30, 2012, equities composed 91% of the Fund.

The Fund outperformed the benchmark for the six-month period ending September 30th. Our positive stock selection accounted for most of the value added, with our holdings in Financials and Health Care making the greatest relative contribution overall. The top performer in Financials was Nationstar Mortgage. In Health Care, Bayer, HealthSouth and Gen-Probe added the most relative value. Additionally, a notable top contributor to absolute performance was Energy stock Magellan Midstream Partners. On the negative side, among the greatest detractors to performance on both an absolute and relative basis were Information Technology securities Atmel, Rovi and Avnet as well as Industrials concerns Air Lease, Republic Services and Spirit Aerosystems.

Also boosting relative returns was our sector allocation, with our higher weighting in Health Care compared to the benchmark adding the most value. Somewhat dampening this positive impact was the Fund’s lack of exposure to Telecommunications.

Outlook & Portfolio Positioning

We continue to focus the Fund on attractively valued, misunderstood companies that have demonstrated the ability to generate strong free cash flow and grow even in a slow growth environment. Additionally, we are keeping some cash on hand to help cushion the portfolio in the face of market volatility and provide a buying reserve for new opportunities. The combination of defensive security selection and some cash should position the Fund well if the market enters a period of increased turbulence in the coming months. As we look beyond the short-term headwinds discussed above, we believe the U.S. stock market is poised for growth given improved credit conditions for businesses and the consumer, a housing recovery, an improved backdrop for consumer spending, a U.S. manufacturing renaissance, a favorable U.S. energy outlook, and the American innovative and entrepreneurial spirit.

____________________

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2012
	Six					Since Inception
	Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	4.21%	24.76%	1.92%	8.97%	9.47%	10.56%
S&P 500 Index	3.43	30.20	1.05	8.01	4.70	8.24

Expense ratio as of 9/30/2012:  1.01%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2012)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2002 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	4.0%
First Republic Bank	3.6
Magellan Midstream Partners L.P.	3.5
Alleghany Corp.	3.4
Kraft Foods, Inc.	3.4
Teleflex, Inc.	3.4
Kinder Morgan, Inc.	3.3
Enterprise Products Partners L.P.	3.3
American Water Works Co., Inc.	3.3
Crown Holdings, Inc.	3.2
Total	34.4%

Sector Allocation

■ Health Care	20.3%
■ Energy	12.6
■ Consumer Staples	11.9
■ Information Technology	11.6
■ Financials	10.7
■ Consumer Discretionary	8.9
■ Utilities	6.2
■ Industrials	6.0
■ Materials	3.2
■ Cash*	8.6
* Cash, cash equivalents and other assets less liabilities.

Osterweis Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares		Value
Common Stocks: 84.6%

Aerospace & Defense: 2.9%
1,207,440	Spirit AeroSystems Holdings, Inc.1	$26,817,243
Beverages: 2.3%
190,605	Diageo Plc – ADR	21,486,901
Commercial Banks: 3.6%
962,680	First Republic Bank	33,173,953
Containers & Packaging: 3.2%
810,715	Crown Holdings, Inc.1	29,793,776
Electronic Equipment,
Instruments & Components: 1.9%
605,568	Avnet, Inc.1	17,615,973
Food Products: 9.6%
1,739,298	Cosan Limited	27,585,267
766,155	Kraft Foods, Inc.	31,680,509
839,215	Unilever NV – ADR	29,775,348
		89,041,124
Gas Utilities: 2.9%
1,327,670	Questar Corp.	26,991,531
Health Care Equipment & Supplies: 6.0%
1,199,450	Hologic, Inc.1	24,276,868
460,185	Teleflex, Inc.	31,679,135
		55,956,003
Health Care Providers & Services: 3.2%
1,232,215	HealthSouth Corp.1	29,647,093
Insurance: 4.8%
91,890	Alleghany Corp.1	31,696,537
1,019,925	Symetra Financial Corp.	12,545,077
		44,241,614
Internet & Catalog Retail: 1.4%
708,360	Liberty Interactive Corp.1	13,104,660
Internet Software & Services: 3.1%
37,970	Google, Inc.1	28,648,365
Media: 6.0%
1,307,185	Cinemark Holdings, Inc.	29,320,159
493,935	Viacom, Inc.	26,469,977
		55,790,136
Multiline Retail: 1.5%
1,209,490	Marks & Spencer Group Plc – ADR	13,933,325
Office Electronics: 2.8%
3,545,170	Xerox Corp.	26,021,548
Oil, Gas & Consumable Fuels: 5.8%
870,585	Kinder Morgan, Inc.	30,923,179
262,090	Occidental Petroleum Corp.	22,555,466
		53,478,645
Pharmaceuticals: 11.0%
339,585	Bayer AG – ADR	29,166,956
429,040	Johnson & Johnson	29,565,146
108,445	Novartis AG – ADR	6,643,341
669,088	Valeant Pharmaceuticals
	International, Inc.1	36,980,494
		102,355,937
Semiconductors & Semiconductor Equipment: 1.0%
1,685,775	Atmel Corp.1	8,867,176
Software: 2.9%
2,684,093	Compuware Corp.1	26,599,362
Thrifts & Mortgage Finance: 2.3%
655,205	Nationstar Mortgage Holdings, Inc.1	21,739,702
Trading Companies & Distributors: 3.1%
1,401,526	Air Lease Corp.1	28,591,130
Water Utilities: 3.3%
831,905	American Water Works Co., Inc.	30,830,399
Total Common Stocks
(Cost $588,756,169)		784,725,596

Partnerships & Trusts: 6.8%

Oil, Gas & Consumable Fuels: 6.8%
575,395	Enterprise Products Partners L.P.	30,841,172
370,062	Magellan Midstream Partners L.P.	32,365,623
		63,206,795
Total Partnerships & Trusts
(Cost $23,172,406)		63,206,795

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares	Value
Short-Term Investments: 8.7%

80,116,847	Federated U.S. Treasury
Cash Reserve, 0.000%2	$80,116,847
Total Short-Term Investments
(Cost $80,116,847)	80,116,847
Total Investments in Securities: 100.1%
(Cost $692,045,422)	928,049,238
Liabilities in Excess of Other Assets: (0.1)%	(667,600)
Total Net Assets: 100.0%	$927,381,638

ADR – American Depositary Receipt
1 Non-income producing security.
2 Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a total return of 3.03% for the six-month period ending September 30, 2012, modestly underperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.68% over the same period. (Please see standardized performance in the table following this review.)

Market Review

In the second quarter of 2012, perceived “safe” assets, namely U.S. Treasuries, were investors’ favored assets given concerns about the situation in Europe and the U.S. This was followed by a primarily “risk on” environment in the third quarter with risk markets rallying for much of the period based on expected positive news from European central bankers and the Federal Reserve in mid-September.

Portfolio Review

While the Fund provided a good absolute return in the six-month period ending September 30th, it modestly lagged the benchmark, largely due to poor relative performance in the first three months of the fiscal year. The Fund’s general avoidance of investment grade holdings was the primary detractor from relative performance, as this sector outperformed the Fund’s non-investment grade holdings in the first three months of the fiscal year period. Within investment grade, the Fund was particularly hindered by lack of exposure to Treasuries. The Treasury sector was the best performing investment grade subsector within the benchmark for the first half of the period.

The Fund’s investments in high yield securities helped relative performance in the last three months of the period. The Fund’s high yield securities as a whole performed well, outperforming the benchmark’s investment grade holdings on average. Given the Fund’s significant weight in high yield securities, this sector added notably to both absolute and relative results in the second quarter of the fiscal year. At the beginning of the fiscal year, the Fund held approximately 68% in high yield securities. As of September 30th, the Fund held approximately 70% in high yield securities. The benchmark, an investment grade index, does not contain any high yield bonds.

The yield curve declined slightly during the six-month period, with longer term yields declining slightly more than shorter term yields. Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds. As a result, the Fund’s shorter duration positioning relative to the benchmark was another detractor from relative performance.

Outlook & Portfolio Positioning

There is little clarity on how the fiscal issues in both Europe and the U.S. will be resolved in the near term. While we have our opinions on the best solutions, it is ultimately up to the politicians abroad and in the U.S. to deal with the issues at hand. Unfortunately, there are no easy solutions for the politicians. This environment is likely to result in continued volatility as investors move between “risk on” and “risk off” frames of mind.

While the anemic economic recovery appears to be continuing in the U.S., we believe that with the risks facing the global economy and historically low rates on Treasuries, our clients are best served by holding a portfolio of higher-yielding, shorter-duration debt. Additionally, we continue to keep cash on hand to take advantage of buying opportunities should they present themselves.

____________________

The Osterweis Strategic Income Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Strategic Income Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2012
	Six					Since Inception
	Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	3.03%	9.66%	8.06%	7.65%	8.13%	8.00%
Barclays U.S. Aggregate Bond Index	3.68	5.16	6.19	6.53	5.32	5.45

Expense ratio as of 9/30/2012:  0.92%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2012)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2002 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Debt Holdings
E*TRADE Financial Corp., 12.50%	3.1%
Lions Gate Entertainment Corp., 10.25%	2.1
Atlas Pipeline Partners L.P., 8.75%	2.0
Helix Energy Solutions Group, Inc., 9.50%	1.9
MDC Partners, Inc., 11.00%	1.7
West Corp., 11.00%	1.7
Angiotech Pharmaceuticals, Inc., 5.00%	1.6
Intertape Polymer Group, 8.50%	1.6
Spartan Stores, Inc., 3.375%	1.5
Heckmann Corp., 9.875%	1.5
Total	18.7%

Sector Allocation

■ Corporate Bonds	67.6%
■ Bonds Maturing within One Year	8.3
■ Convertible Bonds	8.2
■ Variable Rate Bonds	1.9
■ Convertible Preferred Stock	0.1
■ Cash*	13.9
* Cash, cash equivalents and other assets less liabilities.

Strategic Income Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Bonds: 86.0%
Corporate Bonds: 74.1%

Aerospace & Defense: 1.2%
	AAR Corp.
$10,940,000	7.250%, 01/15/20221	$11,432,300
	ADS Tactical, Inc.
18,700,000	11.000%, 04/01/20181	18,746,750
		30,179,050
Auto Components: 0.9%
	Stoneridge, Inc.
21,865,000	9.500%, 10/15/20171	23,723,525
Capital Markets: 4.1%
	E*TRADE Financial Corp.
68,960,000	12.500%, 11/30/2017	78,700,600
	Oppenheimer Holdings, Inc.
27,090,000	8.750%, 04/15/2018	27,767,250
		106,467,850
Chemicals: 2.4%
	American Pacific Corp.
12,865,000	9.000%, 02/01/2015	13,224,576
	Intertape Polymer Group
39,918,000	8.500%, 08/01/2014	40,117,590
	Nova Chemicals Corp.
9,287,000	3.855%, 11/15/20132	9,298,609
		62,640,775
Commercial Services & Supplies: 3.5%
	American Reprographics Co.
9,311,000	10.500%, 12/15/2016	9,823,105
	Deluxe Corp.
36,090,000	7.375%, 06/01/2015	36,902,025
	Interface, Inc.
2,825,000	11.375%, 11/01/2013	3,029,813
	R.R. Donnelley & Sons Co.
8,645,000	8.600%, 08/15/2016	9,423,050
31,600,000	8.250%, 03/15/2019	32,232,000
		91,409,993
Construction & Engineering: 1.8%
	RSC Holdings, Inc.
8,300,000	10.250%, 11/15/2019	9,503,500
	United Rentals North America, Inc.
32,246,000	10.875%, 06/15/2016	36,034,905
		45,538,405
Consumer Finance: 1.2%
	Ally Financial, Inc.
4,420,000	Zero Coupon, 12/01/2012	4,400,994
	SLM Corp.
12,280,000	5.375%, 01/15/2013	12,466,312
12,805,000	5.000%, 10/01/2013	13,333,206
		30,200,512
Containers & Packaging: 2.2%
	Longview Fibre Co.
21,210,000	8.000%, 06/01/20161	22,217,475
	Packaging Dynamics Corp.
32,700,000	8.750%, 02/01/20161	34,662,000
		56,879,475
Diversified Financial Services: 3.8%
	AerCap Holdings N.V.
10,000,000	6.375%, 05/30/20171	10,550,000
	Air Lease Corp.
24,500,000	4.500%, 01/15/20161	24,622,500
25,000,000	5.625%, 04/01/20171	25,625,000
	International Lease Finance Corp.
9,300,000	5.250%, 01/10/2013	9,427,875
3,382,000	6.375%, 03/25/2013	3,462,323
13,000,000	6.625%, 11/15/2013	13,650,000
10,000,000	4.875%, 04/01/2015	10,431,620
		97,769,318
Diversified Telecommunication Services: 1.7%
	West Corp.
42,984,000	11.000%, 10/15/2016	44,918,280
Electrical Equipment: 1.8%
	Advanced Lighting
	Technologies, Inc.
27,250,000	10.500%, 06/01/20191	27,113,750
	Coleman Cable, Inc.
19,075,000	9.000%, 02/15/2018	20,410,250
		47,524,000
Energy Equipment & Services: 3.4%
	Heckmann Corp.
37,500,000	9.875%, 04/15/2018	38,718,750
	Helix Energy Solutions Group, Inc.
46,318,000	9.500%, 01/15/20161	48,402,310
		87,121,060
Food Products: 0.6%
	Dole Food Co., Inc.
13,825,000	13.875%, 03/15/2014	15,622,250

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Health Care Equipment & Supplies: 4.2%
	Alere, Inc.
$29,059,000	9.000%, 05/15/2016	$31,165,777
	Angiotech Pharmaceuticals, Inc.
40,475,000	5.000%, 12/01/20132	40,424,406
	Biomet, Inc.
34,126,000	11.625%, 10/15/2017	36,386,848
		107,977,031
Health Care Providers & Services: 2.0%
	HCA, Inc.
7,000,000	6.750%, 07/15/2013	7,280,000
9,188,000	9.875%, 02/15/2017	9,923,040
	VWR Funding, Inc.
33,550,000	7.250%, 09/15/20171	34,116,156
		51,319,196
Hotels, Restaurants & Leisure: 3.6%
	Boyd Gaming Corp.
11,095,000	6.750%, 04/15/2014	11,150,475
	Carrols Restaurant Group, Inc.
9,500,000	11.250%, 05/15/20181	10,402,500
	Fiesta Restaurant Group, Inc.
34,500,000	8.875%, 08/15/2016	37,087,500
	MGM Resorts International
4,580,000	6.750%, 04/01/2013	4,700,225
	Ruby Tuesday, Inc.
30,200,000	7.625%, 05/15/20201	29,143,000
		92,483,700
Household Durables: 1.4%
	Ethan Allen Interiors, Inc.
34,500,000	5.375%, 10/01/2015	35,111,547
IT Services: 1.7%
	Computer Sciences Corp.
19,500,000	5.500%, 03/15/2013	19,937,638
	Unisys Corp.
22,000,000	6.250%, 08/15/2017	23,100,000
		43,037,638
Leisure Equipment & Products: 1.0%
	Smith & Wesson Holding Corp.
23,455,000	9.500%, 01/14/20161	26,152,325
Machinery: 1.2%
	Manitowoc, Inc.
29,960,000	7.125%, 11/01/2013	30,072,350
Media: 5.5%
	Lions Gate Entertainment Corp.
49,015,000	10.250%, 11/01/2016	54,774,263
	MDC Partners, Inc.
41,069,000	11.000%, 11/01/2016	44,970,555
	Regal Entertainment Group
21,385,000	9.125%, 08/15/2018	24,004,663
	Scholastic Corp.
16,718,000	5.000%, 04/15/2013	16,926,975
		140,676,456
Metals & Mining: 2.5%
	A.M. Castle & Co.
25,000,000	12.750%, 12/15/2016	28,375,000
	Horsehead Holding Corp.
27,500,000	10.500%, 06/01/20171	27,775,000
	IAMGOLD Corp.
9,700,000	6.750%, 10/01/20201	9,530,250
		65,680,250
Oil, Gas & Consumable Fuels: 10.8%
	Arch Coal, Inc.
29,855,000	8.750%, 08/01/2016	29,407,175
	Atlas Pipeline Partners, L.P.
48,768,000	8.750%, 06/15/2018	52,669,440
	Bill Barrett Corp.
14,082,000	9.875%, 07/15/2016	15,560,610
	Calumet Specialty
	Products Partners, L.P.
6,500,000	9.625%, 08/01/20201	7,036,250
	Linn Energy, LLC
16,953,000	11.750%, 05/15/2017	18,987,360
	Raam Global Energy Co.
18,950,000	12.500%, 10/01/2015	19,613,250
	Stone Energy Corp.
19,340,000	6.750%, 12/15/2014	19,460,875
15,375,000	8.625%, 02/01/2017	16,528,125
	Targa Resource Partners L.P.
22,564,000	8.250%, 07/01/2016	23,635,790
13,729,000	11.250%, 07/15/2017	15,445,125
	Vanguard Natural Resources, LLC
35,500,000	7.875%, 04/01/2020	35,810,625
	Western Refining, Inc.
22,208,000	11.250%, 06/15/20171	24,817,440
		278,972,065

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Paper & Forest Products: 1.2%
	Neenah Paper, Inc.
$30,793,000	7.375%, 11/15/2014	$31,177,912
Road & Rail: 2.4%
	Kansas City Southern De Mexico
24,268,000	12.500%, 04/01/2016	27,240,830
	Swift Services Holdings, Inc.
30,680,000	10.000%, 11/15/2018	33,364,500
		60,605,330
Semiconductors & Semiconductor Equipment: 0.3%
	Spansion, Inc.
7,000,000	7.875%, 11/15/2017	6,965,000
Specialty Retail: 3.8%
	Brown Shoe Co., Inc.
23,550,000	7.125%, 05/15/2019	24,197,625
	Collective Brands, Inc.
38,390,000	8.250%, 08/01/2013	38,582,334
	The Pep Boys-Manny, Moe & Jack
33,562,000	7.500%, 12/15/2014	34,023,813
		96,803,772
Thrifts & Mortgage Finance: 1.1%
	Nationstar Mortgage Holdings, Inc.
9,000,000	10.875%, 04/01/2015	9,798,750
13,349,000	9.625%, 05/01/20191	14,608,783
4,000,000	7.875%, 10/01/20201	4,090,000
		28,497,533
Tobacco: 1.4%
	Alliance One International, Inc.
35,472,000	10.000%, 07/15/2016	36,890,880
Trading Companies & Distributors: 0.2%
	Wesco Distribution, Inc.
5,700,000	7.500%, 10/15/2017	5,828,250
Wireless Telecommunication Services: 1.2%
	NII Capital Corp.
20,565,000	10.000%, 08/15/2016	20,359,350
12,500,000	8.875%, 12/15/2019	10,562,500
		30,921,850
Total Corporate Bonds
(Cost $1,873,346,570)		1,909,167,578

Convertible Bonds: 11.9%

Aerospace & Defense: 1.2%
	AAR Corp.
9,023,000	1.625%, 03/01/2014	8,707,195
21,615,000	1.750%, 02/01/2026	21,669,038
		30,376,233
Air Freight & Logistics: 0.6%
	XPO Logistics, Inc.
15,000,000	4.500%, 10/01/2017	14,906,250
Diversified Financial Services: 0.5%
	Air Lease Corp.
12,500,000	3.875%, 12/01/20181	13,039,062
Energy Equipment & Services: 1.3%
	Exterran Energy Corp.
6,000,000	4.750%, 01/15/2014	6,041,250
	Willbros Group, Inc.
27,961,000	6.500%, 12/15/20121	28,100,805
		34,142,055
Food & Staples Retailing: 2.9%
	Nash Finch Co.
76,574,000	1.631%, 03/15/2035	35,894,062
	Spartan Stores, Inc.
40,321,000	3.375%, 05/15/2027	39,060,969
		74,955,031
Health Care Equipment & Supplies: 1.0%
	Hologic, Inc.
2,750,000	2.000%, 12/15/2037	2,741,406
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	22,937,063
		25,678,469
Hotels, Restaurants & Leisure: 0.3%
	MGM Resorts International
8,238,000	4.250%, 04/15/2015	8,582,966
Industrial Conglomerates: 1.3%
	Icahn Enterprises L.P.
34,739,000	4.000%, 08/15/20132	34,791,109
IT Services: 0.6%
	Euronet Worldwide, Inc.
14,400,000	3.500%, 10/15/2025	14,418,000
Machinery: 0.7%
	Navistar International Corp.
21,311,000	3.000%, 10/15/2014	19,006,748

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 0.2%
	Bill Barrett Corp.
$4,000,000	5.000%, 03/15/2028	$4,022,500
Specialty Retail: 1.3%
	RadioShack Corp.
36,136,000	2.500%, 08/01/20131	33,425,800
Total Convertible Bonds
(Cost $298,037,321)		307,344,223
Total Bonds
(Cost $2,171,383,891)		2,216,511,801

Shares
Convertible Preferred Stocks: 0.1%

Oil, Gas & Consumable Fuels: 0.1%
45,000	Apache Corp.	2,189,250
Total Convertible Preferred Stocks
(Cost $2,259,250)		2,189,250

Short-Term Investments: 11.6%

297,920,255	Federated U.S. Treasury
	Cash Reserve, 0.000%3	297,920,255
Total Short-Term Investments
(Cost $297,920,255)		297,920,255
Total Investments in Securities: 97.7%
(Cost $2,471,563,396)		2,516,621,306
Other Assets in Excess of Liabilities: 2.3%		59,785,947
Total Net Assets: 100.0%		$2,576,407,253

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2012, the value of these securities amount to $509,332,981 or 19.8% of net assets.

2	Variable rate security; rate shown is the rate in effect on September 30, 2012.
3	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a 5.43% total return for the six month period ending September 30, 2012, outperforming its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 3.63% over the same period. (Please see standardized performance in the table following this letter.)

Market Review

During the second quarter of 2012, festering problems in the eurozone, slowing emerging market growth, and uncertainty surrounding domestic tax and spending policies all seemed to suggest that a slowdown in the U.S. recovery was likely and would increase the possibility of earnings disappointments in the coming quarters. It also seemed reasonable to assume that volatility would continue at elevated levels, potentially triggering another sizeable correction similar to last year’s.

In the third quarter, equity and other “risk” assets rose in anticipation of further monetary easing by central banks around the world. As a result of this rally, the stock market was no longer dirt cheap and could be vulnerable to a near-term selloff if corporate profits showed signs of weakening or if investors lost confidence in the ability of Congress to resolve the upcoming fiscal cliff. That said, we continued to believe there was a strong long-term case for U.S. equities. The longer-term outlook for bonds was more nuanced. With yields at record low levels, our sense was that investors in longer-dated investment grade bonds were taking on significant interest rate risk with little or no return. Credit conditions, however, continued to be positive for many companies. As a result, we thought that the optimal place to be on the yield curve was at the short end, and the best credit exposure was in select non-investment grade bonds.

Portfolio Review

At the start of the fiscal year on April 1, 2012, the Fund’s equity exposure was 52%. The Fund’s equity exposure averaged 48% for the following six months and ended the period on September 30th at 49%.

Both the equity and fixed income holdings contributed to the Fund’s outperformance versus its blended benchmark over the period. In addition, short-term trading of newly issued bonds in the high yield market, which may not be sustainable, were a meaningful contributor to the Fund’s return.

Equities

The Fund’s equities outperformed the S&P 500 for the six month period ending September 30th. Positive stock selection accounted for most of the value added return, with our picks in Financials and Health Care making the greatest relative contribution overall. The top performer in Financials was Nationstar Mortgage. In Health Care, Gen-Probe and Bayer added the most relative value. A notable top contributor to absolute performance was Energy stock Magellan Midstream Partners. Among the greatest detractors to both absolute and relative performance were Information Technology securities Atmel, Rovi and Avnet, as well as Industrials names Air Lease, Republic Services and Spirit Aerosystems. Also helping relative returns was sector allocation, with an overweighting in Health Care adding the most value. Somewhat dampening this positive impact was the Fund’s absence of exposure to Telecommunications Services.

Fixed Income

The Fund’s fixed income holdings outperformed the BC Agg for the six month period ending September 30th, predominately due to the Fund’s investments in high yield bonds. The Fund’s high yield investments posted strong results during the period, particularly in the last three months of the period. Contributing to the results was trading in newly issued bonds in the high yield market over both quarters. Given the Fund’s significant weight in high yield securities, this sector added notably to both absolute and relative results. The Fund held 32% and 42% in high yield securities at the beginning and end of the period, respectively. The BC Agg, an investment grade index, does not contain any high yield bonds.

Relative to the BC Agg, the Fund’s absence of investment grade holdings, particularly treasuries, detracted somewhat from performance in the first three months of the period. The Treasury sector was the best performing investment grade subsector within the benchmark during this time.

Strategic Investment Fund | Portfolio Managers’ Review

The yield curve declined slightly during the six-month period, with longer term yields declining slightly more than shorter term yields. Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds. As a result, the Fund’s shorter duration positioning relative to the benchmark was another detractor from relative performance.

Outlook & Portfolio Positioning

The balance of risks and opportunities leads us to our allocation of approximately 50% equity / 50% fixed income, compared to the 60% equity / 40% fixed income split that we consider our long-term neutral position. In terms of equities, we remain intensely focused on attractively valued, misunderstood companies that should have the ability to grow sales, profits, cash flows and dividends even if growth in the U.S. and global economies remains subdued. We continue to believe that in a low return environment, companies with strong free cash flow that are able to support growing dividends and share repurchases will be highly sought after. On the fixed income side we continue to favor shorter duration, higher yield securities that we believe offer the most attractive risk/return characteristics in the current environment.

____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Return
Periods Ended September 30, 2012
	Six		Since Inception
	Months	1 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.43%	22.37%	12.82%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	3.63	19.87	13.51

Expense ratio as of 9/30/2012:  1.50%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Growth of $10K (Inception to 9/30/2012)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.3%
Teleflex, Inc.	2.1
Xerox Corp.	2.0
Viacom, Inc.	2.0
Johnson & Johnson	2.0
Kinder Morgan, Inc.	2.0
HealthSouth Corp.	1.9
Air Lease Corp.	1.9
Compuware Corp.	1.8
Alleghany Corp.	1.8
Total	19.8%

Top Ten Debt Holdings
Nationstar Mortgage Holdings, Inc., 9.625%	1.7%
R.R. Donnelly & Sons Co., 8.25%	1.6
Advanced Lighting Technologies, Inc., 10.50%	1.5
A.M. Castle & Co., 12.75%	1.2
Swift Services Holdings, Inc., 10.00%	1.2
Carrols Restaurant Group, Inc., 11.25%	1.1
MDC Partners, Inc., 11.00%	1.1
Stoneridge, Inc., 9.50%	1.1
Calumet Specialty Products
Partners, L.P., 9.625%	1.1
Atlas Pipeline Partners L.P., 8.75%	1.1
Total	12.7%

Sector Allocation

■ Corporate Bonds	40.7%
■ Health Care	11.6
■ Information Technology	7.3
■ Energy	6.2
■ Consumer Discretionary	5.8
■ Consumer Staples	5.6
■ Financials	4.9
■ Bonds Maturing within One Year	4.1
■ Convertible Bonds	3.2
■ Industrials	3.2
■ Utilities	2.8
■ Materials	1.6
■ Cash*	3.0
* Cash, cash equivalents and other assets less liabilities.

Strategic Investment Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares		Value
Common Stocks: 45.9%

Aerospace & Defense: 1.3%
28,270	Spirit AeroSystems Holdings, Inc.1	$627,877
Beverages: 1.4%
5,915	Diageo Plc – ADR	666,798
Commercial Banks: 1.3%
17,730	First Republic Bank	610,976
Containers & Packaging: 1.6%
20,645	Crown Holdings, Inc.1	758,704
Electronic Equipment,
Instruments & Components: 1.0%
17,200	Avnet, Inc.1	500,348
Food Products: 4.2%
34,565	Cosan Limited	548,201
20,370	Kraft Foods, Inc.	842,300
17,980	Unilever NV – ADR	637,930
		2,028,431
Gas Utilities: 1.3%
31,175	Questar Corp.	633,788
Health Care Equipment & Supplies: 3.9%
42,750	Hologic, Inc.1	865,260
15,005	Teleflex, Inc.	1,032,944
		1,898,204
Health Care Providers & Services: 1.9%
38,695	HealthSouth Corp.1	931,002
Insurance: 2.5%
2,541	Alleghany Corp.1	876,492
26,505	Symetra Financial Corp.	326,012
		1,202,504
Internet & Catalog Retail: 1.1%
28,875	Liberty Interactive Corp.1	534,188
Internet Software & Services: 1.7%
1,105	Google, Inc.1	833,723
Media: 3.8%
37,565	Cinemark Holdings, Inc.	842,583
18,310	Viacom, Inc.	981,233
		1,823,816
Multiline Retail: 0.9%
39,240	Marks & Spencer Group Plc – ADR	452,045
Office Electronics: 2.0%
133,995	Xerox Corp.	983,522
Oil, Gas & Consumable Fuels: 3.1%
27,265	Kinder Morgan, Inc.	968,452
6,075	Occidental Petroleum Corp.	522,815
		1,491,267
Pharmaceuticals: 5.8%
8,665	Bayer AG – ADR	744,237
14,060	Johnson & Johnson	968,874
19,989	Valeant Pharmaceuticals
	International, Inc.1	1,104,791
		2,817,902
Semiconductors & Semiconductor Equipment: 0.7%
59,960	Atmel Corp.1	315,390
Software: 1.8%
89,460	Compuware Corp.1	886,548
Thrifts & Mortgage Finance: 1.2%
17,010	Nationstar Mortgage Holdings, Inc.1	564,392
Trading Companies & Distributors: 1.9%
44,830	Air Lease Corp.1	914,532
Water Utilities: 1.5%
19,955	American Water Works Co., Inc.	739,532
Total Common Stocks
(Cost $19,210,716)		22,215,489

Partnerships & Trusts: 3.1%

Oil, Gas & Consumable Fuels: 3.1%
13,990	Enterprise Products Partners L.P.	749,864
8,735	Magellan Midstream Partners L.P.	763,963
		1,513,827
Total Partnerships & Trusts
(Cost $947,615)		1,513,827

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Bonds: 48.0%
Corporate Bonds: 42.8%

Aerospace & Defense: 0.6%
	ADS Tactical, Inc.
$300,000	11.000%, 04/01/20182	$300,750
Auto Components: 1.1%
	Stoneridge, Inc.
500,000	9.500%, 10/15/20172	542,500
Capital Markets: 2.0%
	E*TRADE Financial Corp.
400,000	12.500%, 11/30/2017	456,500
	Oppenheimer Holdings, Inc.
500,000	8.750%, 04/15/2018	512,500
		969,000
Chemicals: 1.3%
	American Pacific Corp.
220,000	9.000%, 02/01/2015	226,149
	Intertape Polymer Group
406,000	8.500%, 08/01/2014	408,030
		634,179
Commercial Services & Supplies: 3.5%
	Deluxe Corp.
400,000	7.375%, 06/01/2015	409,000
	Interface, Inc.
500,000	11.375%, 11/01/2013	536,250
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	765,000
		1,710,250
Construction & Engineering: 0.9%
	United Rentals North America, Inc.
400,000	10.875%, 06/15/2016	447,000
Containers & Packaging: 0.7%
	Packaging Dynamics Corp.
300,000	8.750%, 02/01/20162	318,000
Diversified Financial Services: 2.1%
	Air Lease Corp.
500,000	4.500%, 01/15/20162	502,500
	International Lease Finance Corp.
500,000	6.625%, 11/15/2013	525,000
		1,027,500
Diversified Telecommunication Services: 0.7%
	West Corp.
300,000	11.000%, 10/15/2016	313,500
Electrical Equipment: 1.5%
	Advanced Lighting Technologies, Inc.
750,000	10.500%, 06/01/20192	746,250
Energy Equipment & Services: 2.0%
	Heckmann Corp.
500,000	9.875%, 04/15/2018	516,250
	Helix Energy Solutions Group, Inc.
448,000	9.500%, 01/15/20162	468,160
		984,410
Food & Staples Retailing: 0.7%
	Albertsons, Inc.
350,000	7.250%, 05/01/2013	357,000
Food Products: 0.5%
	Dole Food Co., Inc.
225,000	13.875%, 03/15/2014	254,250
Health Care Providers & Services: 0.9%
	VWR Funding, Inc.
450,000	7.250%, 09/15/20172	457,594
Hotels, Restaurants & Leisure: 3.9%
	Boyd Gaming Corp.
300,000	6.750%, 04/15/2014	301,500
	Carrols Restaurant Group, Inc.
500,000	11.250%, 05/15/20182	547,500
	Fiesta Restaurant Group, Inc.
500,000	8.875%, 08/15/2016	537,500
	Ruby Tuesday, Inc.
500,000	7.625%, 05/15/20202	482,500
		1,869,000
Leisure Equipment & Products: 0.5%
	Smith & Wesson Holding Corp.
200,000	9.500%, 01/14/20162	223,000
Machinery: 0.6%
	Manitowoc, Inc.
300,000	7.125%, 11/01/2013	301,125
Media: 2.1%
	Lions Gate Entertainment Corp.
200,000	10.250%, 11/01/2016	223,500
	MDC Partners, Inc.
500,000	11.000%, 11/01/2016	547,500
	Scholastic Corp.
250,000	5.000%, 04/15/2013	253,125
		1,024,125

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Principal
Amount		Value
Metals & Mining: 1.8%
	A.M. Castle & Co.
$500,000	12.750%, 12/15/2016	$567,500
	IAMGOLD Corp.
300,000	6.750%, 10/01/20202	294,750
		862,250
Oil, Gas & Consumable Fuels: 6.5%
	Atlas Pipeline Partners, L.P.
500,000	8.750%, 06/15/2018	540,000
	Bill Barrett Corp.
400,000	9.875%, 07/15/2016	442,000
	Calumet Specialty
	Products Partners, L.P.
500,000	9.625%, 08/01/20202	541,250
	Raam Global Energy Co.
250,000	12.500%, 10/01/2015	258,750
	Stone Energy Corp.
300,000	8.625%, 02/01/2017	322,500
	Targa Resource Partners L.P.
500,000	8.250%, 07/01/2016	523,750
	Vanguard Natural Resources, LLC
500,000	7.875%, 04/01/2020	504,375
		3,132,625
Paper & Forest Products: 0.8%
	Neenah Paper, Inc.
374,000	7.375%, 11/15/2014	378,675
Road & Rail: 2.0%
	Kansas City Southern De Mexico
350,000	12.500%, 04/01/2016	392,875
	Swift Services Holdings, Inc.
520,000	10.000%, 11/15/2018	565,500
		958,375
Semiconductors & Semiconductor Equipment: 0.7%
	Spansion, Inc.
325,000	7.875%, 11/15/2017	323,375
Specialty Retail: 2.1%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	308,250
	Collective Brands, Inc.
400,000	8.250%, 08/01/2013	402,004
	The Pep Boys-Manny, Moe & Jack
300,000	7.500%, 12/15/2014	304,128
		1,014,382
Thrifts & Mortgage Finance: 2.8%
	Nationstar Mortgage Holdings, Inc.
750,000	9.625%, 05/01/20192	823,125
500,000	7.875%, 10/01/20202	511,250
		1,334,375
Tobacco: 0.5%
	Alliance One International, Inc.
250,000	10.000%, 07/15/2016	260,000
Total Corporate Bonds
(Cost $20,195,385)		20,743,490

Convertible Bonds: 5.2%

Air Freight & Logistics: 1.0%
	XPO Logistics, Inc.
500,000	4.500%, 10/01/2017	496,874
Energy Equipment & Services: 0.8%
	Willbros Group, Inc.
375,000	6.500%, 12/15/20122	376,875
Food & Staples Retailing: 1.0%
	Nash Finch Co.
1,000,000	1.631%, 03/15/2035	468,750
Hotels, Restaurants & Leisure: 0.6%
	MGM Resorts International
300,000	4.250%, 04/15/2015	312,563
Industrial Conglomerates: 0.4%
	Icahn Enterprises L.P.
200,000	4.000%, 08/15/20133	200,300
Machinery: 0.6%
	Navistar International Corp.
300,000	3.000%, 10/15/2014	267,563
Specialty Retail: 0.8%
	RadioShack Corp.
425,000	2.500%, 08/01/20132	393,125
Total Convertible Bonds
(Cost $2,518,932)		2,516,050
Total Bonds
(Cost $22,714,317)		23,259,540

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares	Value
Short-Term Investments: 0.4%

208,926	Federated U.S. Treasury
Cash Reserve, 0.000%4	$208,926
Total Short-Term Investments
(Cost $208,926)	208,926
Total Investments in Securities: 97.4%
(Cost $43,081,574)	47,197,782
Other Assets in Excess of Liabilities: 2.6%	1,237,038
Total Net Assets: 100.0%	$48,434,820

ADR – American Depositary Receipt
1	Non-income producing security.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2012, the value of these securities amounted to $7,529,129 or 15.5% of net assets.

3	Variable rate security; rate shown is the rate in effect on September 30, 2012.
4	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) launched on July 31, 2012. From inception through September 30, 2012, the Fund generated a total return of 2.60%, compared to 4.89% for the S&P 500 Index.

Market Review

In the third quarter, equity and other “risk” assets rose both in anticipation of, and in response to, further monetary easing by central banks around the world. After the rally this summer, the stock market was no longer dirt cheap and looked like it could be vulnerable to a near-term selloff if corporate profits showed signs of weakening or if investors lost confidence in the ability of Congress to resolve the upcoming fiscal cliff.

Portfolio Review

Underperformance during this initial ramp up period is primarily due to the timing of investor inflows to the Fund during a period of rising equity prices. The equity holdings in the Fund kept pace with the market, rising 4.82% compared to 4.89% for the S&P 500 Index during the same period. As the Fund grows in size distortions caused by inflows and outflows should lessen.

Outlook & Portfolio Positioning

The Fund is focused on attractively valued, misunderstood companies that have the ability to generate strong free cash flow and grow even in a slow growth environment. The defensive security selection should position the Fund well if the market enters a period of increased turbulence in the months ahead. As we look into the future, we believe the U.S. stock market is poised for growth given improved credit conditions for businesses and the consumer, a housing recovery, an improved backdrop for consumer spending, a U.S. manufacturing renaissance, a favorable U.S. energy outlook, and the American innovative and entrepreneurial spirit.

____________________

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Institutional Equity Fund | Fund Overview (Unaudited)

Cumulative Total Return
Period Ended September 30, 2012
Since Inception
(July 31, 2012)
Osterweis Institutional Equity Fund	2.60%
S&P 500 Index	4.89

Expense ratio as of 9/30/2012:  1.00%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Top Ten Holdings
Magellan Midstream Partners L.P.	3.5%
Johnson & Johnson	3.5
Viacom, Inc.	3.3
Diageo Plc	3.3
Google, Inc.	3.2
Valeant Pharmaceuticals International, Inc.	3.2
HealthSouth Corp.	3.2
Unilever NV	3.2
Kinder Morgan, Inc.	3.2
American Water Works Co., Inc.	3.1
Total	32.7%

Sector Allocation

■ Health Care	20.3%
■ Energy	11.7
■ Information Technology	11.6
■ Consumer Staples	10.8
■ Financials	9.3
■ Consumer Discretionary	9.3
■ Utilities	6.2
■ Industrials	5.0
■ Materials	3.1
■ Cash*	12.7
* Cash, cash equivalents and other assets less liabilities.

Institutional Equity Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares		Value
Common Stocks: 81.5%

Aerospace & Defense: 2.4%
32,270	Spirit AeroSystems Holdings, Inc.1	$716,717
Beverages: 3.3%
8,765	Diageo Plc – ADR	988,078
Commercial Banks: 2.4%
20,325	First Republic Bank	700,400
Containers & Packaging: 3.1%
25,405	Crown Holdings, Inc.1	933,634
Electronic Equipment,
Instruments & Components: 1.7%
17,670	Avnet, Inc.1	514,020
Food Products: 7.5%
29,780	Cosan Limited	472,311
19,360	Kraft Foods, Inc.	800,536
26,750	Unilever NV – ADR	949,090
		2,221,937
Gas Utilities: 3.1%
44,555	Questar Corp.	905,803
Health Care Equipment & Supplies: 5.2%
33,905	Hologic, Inc.1	686,237
12,575	Teleflex, Inc.	865,663
		1,551,900
Health Care Providers & Services: 3.2%
39,620	HealthSouth Corp.1	953,257
Insurance: 4.9%
2,675	Alleghany Corp.1	922,714
43,775	Symetra Financial Corp.	538,433
		1,461,147
Internet & Catalog Retail: 1.3%
21,620	Liberty Interactive Corp.1	399,970
Internet Software & Services: 3.2%
1,265	Google, Inc.1	954,442
Media: 6.4%
40,420	Cinemark Holdings, Inc.	906,621
18,525	Viacom, Inc.	992,754
		1,899,375
Multiline Retail: 1.5%
39,150	Marks & Spencer Group Plc – ADR	451,008
Office Electronics: 2.7%
110,615	Xerox Corp.	811,914
Oil, Gas & Consumable Fuels: 6.0%
26,385	Kinder Morgan, Inc.	937,195
9,750	Occidental Petroleum Corp.	839,085
		1,776,280
Pharmaceuticals: 11.9%
10,010	Bayer AG – ADR	859,759
14,960	Johnson & Johnson	1,030,893
11,310	Novartis AG – ADR	692,851
17,265	Valeant Pharmaceuticals
	International, Inc.1	954,237
		3,537,740
Semiconductors & Semiconductor Equipment: 0.8%
42,625	Atmel Corp.1	224,208
Software: 3.1%
93,670	Compuware Corp.1	928,270
Thrifts & Mortgage Finance: 2.0%
18,280	Nationstar Mortgage Holdings, Inc.1	606,530
Trading Companies & Distributors: 2.6%
37,835	Air Lease Corp.1	771,834
Water Utilities: 3.2%
25,240	American Water Works Co., Inc.	935,395
Total Common Stocks
(Cost $23,977,925)		24,243,859

Partnerships & Trusts: 5.8%

Oil, Gas & Consumable Fuels: 5.8%
12,635	Enterprise Products Partners L.P.	677,236
11,835	Magellan Midstream Partners L.P.	1,035,089
		1,712,325
Total Partnerships & Trusts
(Cost $1,653,570)		1,712,325

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at September 30, 2012 (Unaudited)

Shares	Value
Short-Term Investments: 45.0%

13,390,286	Federated U.S. Treasury
Cash Reserve, 0.000%2	$13,390,286
Total Short-Term Investments
(Cost $13,390,286)	13,390,286
Total Investments in Securities: 132.3%
(Cost $39,021,781)	39,346,470
Liabilities in Excess of Other Assets: (32.3)%	(9,613,045)
Total Net Assets: 100.0%	$29,733,425

ADR – American Depositary Receipt
1	Non-income producing security.
2	Annualized seven-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2012 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value (cost $692,045,422,
$2,471,563,396, $43,081,574 and $39,021,781,
respectively) (Note 2)	$928,049,238	$2,516,621,306	$47,197,782	$39,346,470
Cash	—	1,188,495	—	—
Receivables:
Investment securities sold	567,662	15,716,199	2,182,206	—
Fund shares sold	966,647	10,349,092	72,427	2,809,000
Dividends and interest	1,229,104	50,535,593	615,214	16,624
Prepaid expenses	39,749	89,171	23,182	—
Total assets	930,852,400	2,594,499,856	50,090,811	42,172,094

LIABILITIES
Payables:
Investment securities purchased	1,836,216	13,978,863	1,558,547	12,416,807
Fund shares redeemed	618,102	1,796,243	4,283	—
Investment advisory fees	688,210	1,609,264	44,749	3,011
Administration fees	132,651	358,015	7,028	423
Custody fees	19,719	29,528	4,361	1,077
Fund accounting fees	50,336	106,425	13,956	2,674
Transfer agent fees	96,182	153,545	12,566	2,304
Chief Compliance Officer fees	4,966	4,958	1,620	334
Other accrued expenses	24,380	55,762	8,881	12,039
Total liabilities	3,470,762	18,092,603	1,655,991	12,438,669

NET ASSETS	$927,381,638	$2,576,407,253	$48,434,820	$29,733,425

COMPUTATION OF NET ASSET VALUE
Net assets	$927,381,638	$2,576,407,253	$48,434,820	$29,733,425
Shares issued and outstanding (unlimited number of
shares authorized without par value)	32,010,211	222,039,012	3,897,338	2,897,274
Net asset value, offering and redemption price per share	$28.97	$11.60	$12.43	$10.26

COMPONENTS OF NET ASSETS
Paid-in capital	$662,863,667	$2,536,256,882	$42,931,989	$29,397,056
Undistributed net investment income	20,715,881	2,335,832	1,297,197	11,649
Accumulated net realized gain (loss) on investments	7,798,274	(7,243,371)	89,426	31
Net unrealized appreciation on investments	236,003,816	45,057,910	4,116,208	324,689
Net assets	$927,381,638	$2,576,407,253	$48,434,820	$29,733,425

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Period Ended September 30, 2012 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund*
INVESTMENT INCOME
Dividends (net of $292,629, $0, $5,460 and
$159, respectively, in foreign withholding taxes)	$7,652,053	$176,437	$194,335	$29,970
Interest	1,072,375	74,418,150	767,436	—
Total investment income	8,724,428	74,594,587	961,771	29,970

EXPENSES (Note 3)
Investment advisory fees	4,342,285	9,226,367	224,978	15,573
Administration fees	232,005	556,937	10,540	423
Transfer agent fees	229,090	648,740	18,964	2,311
Fund accounting fees	74,081	164,521	20,363	2,674
Custody fees	31,150	61,185	7,173	1,077
Registration fees	21,150	78,326	10,497	4,423
Reports to shareholders	34,017	97,970	2,330	732
Audit fees	13,044	13,043	12,723	5,719
Trustee fees	8,134	15,973	2,043	762
Miscellaneous expense	11,164	16,784	1,328	508
Chief Compliance Officer fees	7,439	7,430	2,426	334
Legal fees	1,243	1,511	1,490	579
Insurance expense	1,138	1,842	646	20
Total expenses	5,005,940	10,890,629	315,501	35,135
Fees recouped (waived) by the Adviser	—	—	21,966	(16,814)
Net expenses	5,005,940	10,890,629	337,467	18,321
Net investment income	3,718,488	63,703,958	624,304	11,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency	22,317,967	(3,234,010)	288,323	31
Change in net unrealized appreciation on
investments and foreign currency	10,505,220	11,687,763	1,576,054	324,689
Net realized and unrealized gain on
investments and foreign currency	32,823,187	8,453,753	1,864,377	324,720
Net increase in net assets resulting from operations	$36,541,675	$72,157,711	$2,488,681	$336,369

*  Commenced operations on July 31, 2012.  The information presented is for the period from July 31, 2012 to September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2012	Year Ended
	(Unaudited)	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,718,488	$12,196,189
Net realized gain (loss) on investments and foreign currency	22,317,967	(11,190,447)
Change in net unrealized appreciation (depreciation) on investments and foreign currency	10,505,220	(50,525,970)
Net increase (decrease) in net assets resulting from operations	36,541,675	(49,520,228)

DISTRIBUTIONS TO SHAREHOLDERS
From realized gains	—	(13,412,109)
Total distributions to shareholders	—	(13,412,109)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)(b)	(197,782,523)	(330,927,819)
Total decrease in net assets	(161,240,848)	(393,860,156)

NET ASSETS
Beginning of period/year	1,088,622,486	1,482,482,642
End of period/year	$927,381,638	$1,088,622,486
Undistributed net investment income	$20,715,881	$16,997,393

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2012		Year Ended
	(Unaudited)		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	3,841,526	$103,075,903	11,736,804	$316,588,329
Shares issued in reinvestment of distributions	—	—	329,357	8,181,223
Shares redeemed (b)	(10,994,170)	(300,858,426)	(24,955,616)	(655,697,371)
Net decrease	(7,152,644)	$(197,782,523)	(12,889,455)	$(330,927,819)

(b)	Net of redemption fees of $451 and $22,266, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2012	Year Ended
	(Unaudited)	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$63,703,958	$108,778,209
Net realized gain (loss) on investments	(3,234,010)	2,709,929
Change in net unrealized appreciation (depreciation) on investments	11,687,763	(18,253,647)
Net increase in net assets resulting from operations	72,157,711	93,234,491

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(63,258,381)	(112,659,328)
From net realized gain	—	(17,812,226)
Total distributions to shareholders	(63,258,381)	(130,471,554)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	313,611,818	547,232,826
Total increase in net assets	322,511,148	509,995,763

NET ASSETS
Beginning of period/year	2,253,896,105	1,743,900,342
End of period/year	$2,576,407,253	$2,253,896,105
Undistributed net investment income	$2,335,832	$1,890,255

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2012		Year Ended
	(Unaudited)		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	46,598,992	$539,201,706	89,127,799	$1,032,482,531
Shares issued in reinvestment of distributions	4,472,025	51,531,264	9,481,836	108,285,201
Shares redeemed (b)	(23,956,974)	(277,121,152)	(51,412,071)	(593,534,906)
Net increase	27,114,043	$313,611,818	47,197,564	$547,232,826

(b)	Net of redemption fees of $13,493 and $51,829, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2012	Year Ended
	(Unaudited)	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$624,304	$803,137
Net realized gain (loss) on investments	288,323	(178,689)
Change in net unrealized appreciation on investments	1,576,054	380,015
Net increase in net assets resulting from operations	2,488,681	1,004,463

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(210,036)
From net realized gain	—	(494,254)
Total distributions to shareholders	—	(704,290)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	3,472,198	11,456,117
Total increase in net assets	5,960,879	11,756,290

NET ASSETS
Beginning of period/year	42,473,941	30,717,651
End of period/year	$48,434,820	$42,473,941
Undistributed net investment income	$1,297,197	$672,893

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2012		Year Ended
	(Unaudited)		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	521,232	$6,162,480	1,751,101	$20,057,707
Shares issued in reinvestment of distributions	—	—	61,649	662,113
Shares redeemed (b)	(226,250)	(2,690,282)	(848,046)	(9,263,703)
Net increase	294,982	$3,472,198	964,704	$11,456,117

(b)	Net of redemption fees of $0 and $224, respectively.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

Period Ended
September 30, 2012*
(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,649
Net realized gain on investments	31
Change in net unrealized appreciation on investments	324,689
Net increase in net assets resulting from operations	336,369

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	29,397,056
Total increase in net assets	29,733,425

NET ASSETS
Beginning of period	—
End of period	$29,733,425
Undistributed net investment income	$11,649

(a)	Summary of capital share transactions is as follows:

	Period Ended
	September 30, 2012
	(Unaudited)
	Shares	Value
Shares sold	2,897,274	$29,397,056
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase	2,897,274	$29,397,056

*	Commenced operations on July 31, 2012. The information presented is for the period from July 31, 2012 to September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2012		Year Ended March 31,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period/year	$27.80		$28.48	$25.28	$18.20	$24.58	$27.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.10		0.25	0.18	0.22	0.18	0.28
Net realized and unrealized gain (loss)
on investments	1.07		(0.63)	3.28	6.95	(6.20)	(2.71)
Total from investment operations	1.17		(0.38)	3.46	7.17	(6.02)	(2.43)

LESS DISTRIBUTIONS:
From net investment income	—		—	(0.26)	(0.09)	(0.04)	(0.32)
From net realized gain	—		(0.30)	—	—	(0.32)	(0.54)
Total distributions	—		(0.30)	(0.26)	(0.09)	(0.36)	(0.86)
Paid-in capital from redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period/year	$28.97		$27.80	$28.48	$25.28	$18.20	$24.58
Total return	4.21	%+	(1.21)%	13.76%	39.41%	(24.45)%	(8.98)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$927.4		$1,088.6	$1,482.5	$1,029.4	$396.1	$324.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.01	%#	0.98%	0.99%	1.08%	1.20%	1.18%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.75	%#	0.94%	0.69%	0.96%	1.27%	1.05%
Portfolio turnover rate	10	%+	31%	39%	26%	63%	56%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the periods/years ended March 31, 2010 through September 30, 2012, and the SEC method for the years ended March 31, 2008 and March 31, 2009.
+	Not annualized.
#	Annualized

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2012		Year Ended March 31,
	(Unaudited)		2012	2011	2010	2009	2008

Net asset value, beginning of period/year	$11.56		$11.80	$11.47	$9.88	$10.78	$11.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.31		0.65	0.68	0.69	0.59	0.58
Net realized and unrealized gain (loss)
on investments	0.04		(0.11)	0.41	1.65	(0.91)	(0.39)
Total from investment operations	0.35		0.54	1.09	2.34	(0.32)	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.67)	(0.62)	(0.71)	(0.58)	(0.58)
From net realized gain	—		(0.11)	(0.14)	(0.04)	—	(0.07)
Total distributions	(0.31)		(0.78)	(0.76)	(0.75)	(0.58)	(0.65)
Paid-in capital from redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of period/year	$11.60		$11.56	$11.80	$11.47	$9.88	$10.78
Total return	3.03	%+	4.75%	9.79%	24.16%	(3.04)%	1.73%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$2,576.4		$2,253.9	$1,743.9	$898.9	$293.6	$161.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.92	%#	0.92%	0.96%	1.05%	1.24%	1.28%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	5.36	%#	5.58%	5.85%	6.26%	6.18%	5.42%
Portfolio turnover rate	38	%+	87%	115%	98%	89%	105%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through September 30, 2012, and the SEC method for the years ended March 31, 2008 and March 31, 2009.
+	Not annualized.
#	Annualized

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months Ended
	September 30, 2012		Year Ended	Period Ended
	(Unaudited)		March 31, 2012	March 31, 2011*

Net asset value, beginning of period/year	$11.79		$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.17		0.27	0.11
Net realized and unrealized gain on investments	0.47		0.10	1.67
Total from investment operations	0.64		0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	—		(0.07)	(0.06)
From net realized gain	—		(0.16)	(0.07)
Total distributions	—		(0.23)	(0.13)
Paid-in capital from redemption fees (Note 2)	—		0.00 ~	0.00	~
Net asset value, end of period/year	$12.43		$11.79	$11.65
Total return	5.43	%+	3.41%	17.90	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$48.4		$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.40	%#	1.48%	1.79	%#
After fees waived or recouped	1.50	%#	1.50%	1.50	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.87	%#	2.38%	1.37	%#
After fees waived or recouped	2.77	%#	2.36%	1.66	%#
Portfolio turnover rate	115	%+	160%	134	%+

*	Fund commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to March 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.01.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout the period

	Period Ended
	September 30, 2012*
	(Unaudited)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ^	0.01
Net realized and unrealized gain on investments	0.25
Total from investment operations	0.26
Net asset value, end of period	$10.26
Total return	2.60	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$29.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived	1.92	%#
After fees waived	1.00	%#

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived	(0.28	)%#
After fees waived	0.64	%#
Portfolio turnover rate	0	%+

*	Commenced operations on July 31, 2012. The information presented is for the period from July 31, 2012 to September 30, 2012.
^	Calculated using the average shares outstanding method.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

Note 1 – Organization

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in common stocks.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.  The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2012, the Funds did not hold any fair valued securities.

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012:

Osterweis Fund	Level 1	Level 2	Level 3
Common Stocks^	$784,725,596	$—	$—
Partnerships & Trusts^	$63,206,795	$—	$—
Short-Term Investments	$80,116,847	$—	$—
Total Investments in Securities	$928,049,238	$—	$—

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$1,909,167,578	$—
Convertible Bonds^	$—	$307,344,223	$—
Convertible Preferred Stocks^	$2,189,250	$—	$—
Short-Term Investments	$297,920,255	$—	$—
Total Investments in Securities	$300,109,505	$2,216,511,801	$—

Osterweis Strategic Investment Fund	Level 1	Level 2	Level 3
Common Stocks^	$22,215,489	$—	$—
Partnerships & Trusts^	$1,513,827	$—	$—
Corporate Bonds^	$—	$20,743,490	$—
Convertible Bonds^	$—	$2,516,050	$—
Short-Term Investments	$208,926	$—	$—
Total Investments in Securities	$23,938,242	$23,259,540	$—

Osterweis Institutional Equity Fund	Level 1	Level 2	Level 3
Common Stocks^	$24,243,859	$—	$—
Partnerships & Trusts^	$1,712,325	$—	$—
Short-Term Investments	$13,390,286	$—	$—
Total Investments in Securities	$39,346,470	$—	$—

^  See Schedules of Investments for industry breakouts.

None of the Funds had transfers into or out of Levels 1 and 2 during the period ended September 30, 2012.

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2012, the Osterweis Fund and the Osterweis Strategic Investment Fund had short-term capital loss carryforwards in the amount of $7,631,655 and $175,077, respectively.  These capital loss carryforwards do not expire and can be carried forward indefinitely until they are utilized by the Funds.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2010-2012 for the Osterweis Fund and the Osterweis Strategic Income Fund and 2011-2012 for the Osterweis Strategic Investment Fund) or expected to be taken on their tax returns for the fiscal year ended March 31, 2013.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.
Recent Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  Management assessed the requirements of this ASU and concluded that there is no material impact on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million, 0.75% for the average daily net assets $250 million to $2.5 billion, and 0.65% for the average daily net assets greater than $2.5 billion.  For the Osterweis Institutional Equity Fund, the Advisers are entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

0.75% for the average daily net assets greater than $500 million.  For the period ended September 30, 2012, the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund incurred $4,342,285, $9,226,367, $224,978 and $15,573, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that its ratio of expenses to average net assets will not exceed 1.50% and 1.00%, respectively.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the period ended September 30, 2012, the Adviser recouped $21,966 in previously waived fees for the Osterweis Strategic Investment Fund.  For the period ended September 30, 2012, the Adviser waived $16,814 in fees for the Osterweis Institutional Equity Fund.  At September 30, 2012, the cumulative amount of fees waived by the Adviser on behalf of the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund that may be recouped was $7,742 and $16,814, respectively.  These amounts may be recouped by the Adviser no later than March 31, 2014 and March 31, 2016, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the period ended September 30, 2012 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2012 are as follows:

	Purchases	Sales
Osterweis Fund	$90,464,906	$286,973,567
Osterweis Strategic Income Fund	$1,160,767,588	$766,570,790
Osterweis Strategic Investment Fund	$55,944,425	$47,967,230
Osterweis Institutional Equity Fund	$25,651,067	$19,538

The cost basis of investments for federal income tax purposes at September 30, 2012 was as follows*:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of Investments	$691,080,479	$2,476,945,631	$43,090,462	$39,021,781
Gross tax unrealized appreciation	250,477,816	55,797,109	4,681,346	505,084
Gross tax unrealized depreciation	(13,509,057)	(16,121,434)	(574,026)	(180,395)
Net tax unrealized appreciation/(depreciation)	$236,968,759	$39,675,675	$4,107,320	$324,689

*
Tax adjustments are calculated annually as of the Funds’ March 31 fiscal year end.  Differences in the book and tax basis cost figures reflect the tax adjustments outstanding as of March 31, 2012.  For the Osterweis Institutional Equity Fund, no tax adjustments have been made as the Fund commenced operations on July 31, 2012.

Osterweis Funds | Notes to Financial Statements at September  30, 2012 (Unaudited)

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the period ended September 30, 2012 (estimated) and year ended March 31, 2012 were as follows:

	Ordinary Income
	September 30, 2012	March 31, 2012
Osterweis Fund	$—	$234
Osterweis Strategic Income Fund	$63,258,381	$119,668,360
Osterweis Strategic Investment Fund	$—	$704,290
Osterweis Institutional Equity Fund	$—	N/A

	Long-term Capital Gains*
	September 30, 2012	March 31, 2012
Osterweis Fund	$—	$13,411,875
Osterweis Strategic Income Fund	$—	$10,803,194
Osterweis Strategic Investment Fund	$—	$—
Osterweis Institutional Equity Fund	$—	N/A

*  Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis
	Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
Net tax unrealized appreciation	$226,463,539	$27,987,912	$2,531,266
Undistributed ordinary income	14,368,517	7,130,922	669,978
Undistributed long-term capital gain	—	—	—
Total distributable earnings	14,368,517	7,130,922	669,978
Other accumulated gains/(losses)	(12,855,760)	(3,867,793)	(187,094)
Total accumulated earnings	$227,976,296	$31,251,041	$3,014,150

For the Osterweis Fund and Osterweis Strategic Investment Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and wash sale deferrals.

The Osterweis Institutional Equity Fund had not yet commenced operations as of March 31, 2012.

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2012 (Unaudited)

As a shareholder of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 – September 30, 2012).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	April 1, 2012	September 30, 2012	During the Period^
Actual	$1,000	$1,042	$5.17
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.11

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	April 1, 2012	September 30, 2012	During the Period^
Actual	$1,000	$1,030	$4.68
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.66

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2012 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	April 1, 2012	September 30, 2012	During the Period^
Actual	$1,000	$1,054	$7.72
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Institutional Equity Fund	July 31, 2012	September 30, 2012	During the Period^
Actual	$1,000	$1,026	$1.72

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2012	September 30, 2012	During the Period^
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.06

^
The calculations are based on expenses incurred during the most recent six-month period, except for the Osterweis Institutional Equity Fund, which is based on expenses incurred during the period since the Fund’s inception on July 31, 2012.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund and Osterweis Strategic Investment Fund during the period were 1.01%, 0.92% and 1.50%, respectively.  The annualized expense ratio for the Osterweis Institutional Equity Fund was 1.00%.  The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days in the period and divided by the number of days in the most recent twelve month period.

Additional Information

Information About Proxy Voting (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Approval of Investment Advisory Agreements (Unaudited)

Osterweis Fund

Osterweis Strategic Income Fund

Osterweis Strategic Investment Fund

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved, for another annual term, the continuance of the Advisory Agreement for the Osterweis Fund with Osterweis Capital Management, Inc; and the Advisory Agreements for the Osterweis Strategic Income Fund and Osterweis Strategic Investment Fund with Osterweis Capital Management, LLC.  Each of the Funds (together, the “Funds”) is a series of Professionally Managed Portfolios (the “Trust”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers.”  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Board considered the Advisers’ specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, the Advisers’ disaster recovery plan, and the Advisers’ business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss various marketing and compliance topics, including the Advisers’ diligence in risk oversight.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Funds’ historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

For the Osterweis Fund, the Board noted that the Fund had underperformed its peer group median for the year-to-date, one-year, three-year, and five-year time periods, while it had outperformed its peer group median for the ten-year time period.

For the Osterweis Strategic Income Fund, the Board noted that the Fund had underperformed the peer group median for the year-to-date, one-year, and three-year time periods, and outperformed for the five-year time period.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had slightly underperformed its peer group median for the year-to-date time period, and outperformed its peer group median for the one-year time period.  The Board took into consideration the Fund’s short period of operations.

The Trustees also considered any difference of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

Approval of Investment Advisory Agreements (Unaudited)

3.
The costs of the services to be provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the Advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.

For the Osterweis Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser has a contractual agreement to waive and/or reimburse Fund expenses to 1.50%.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

The Trustees took into consideration the services the Adviser provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to the Funds were in line with the fees charged by the Adviser to its other investment management and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that the Osterweis Fund’s and Osterweis Strategic Income Fund’s total expense ratios have declined since each Fund’s inception due to growth of assets and that the Advisers had instituted a breakpoint in the Advisory fee for each Fund.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Funds as asset levels increase.

5.
The profits to be realized by the Advisers and its affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.  The Funds do not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Advisers, including the Advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Approval of Investment Advisory Agreement (Unaudited)

Osterweis Institutional Equity Fund

At a meeting held on May 14 and 15, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered the initial approval of an Investment Advisory Agreement for the Osterweis Institutional Equity Fund (the “Fund”), a new series of Professionally Managed Portfolios with Osterweis Capital Management, LLC (the “Adviser”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Fund.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser that would be involved with the Fund.  The Board reviewed the proposed services the Adviser would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Adviser or its affiliates.  The Trustees also considered the structure of the Adviser’s compliance procedures and the trading capability of the Adviser.  The Trustees also considered the prior relationship between the Adviser and the Trust, as well as the Trustees’ knowledge of the Adviser’s operations, and noted that during the course of the prior year, they had met with the Adviser in person to discuss various marketing and compliance topics.  After reviewing the Adviser’s compliance policies and procedures, including the Adviser’s proposal with respect to risk oversight of the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Adviser.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider the Adviser’s performance history with respect to similarly-managed mutual funds.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the Advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to their peer funds, as well as proposed expense waivers and reimbursements.  The Board noted that the proposed Advisory fee as a percentage of average daily net assets was 0.85% on the first $500 million in Fund assets and 0.75% on Fund assets above $500 million.  The Board noted that the Adviser agreed to enter into an agreement to limit the expenses of the Fund to 1.00% of average daily net assets.  The Board concluded that the fees to be received by the Adviser were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the Fund assets grow.  The Board noted that the Adviser has contractually agreed to reduce its Advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Approval of Investment Advisory Agreement (Unaudited)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Trustees discussed the likely overall profitability of the Adviser from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from advising the Fund.  The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.  The Fund does not generate any Rule 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangement with the Adviser, including the Advisory fee, was fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol / CUSIP
Osterweis Fund – OSTFX / 742935406
Osterweis Strategic Income Fund – OSTIX / 742935489
Osterweis Strategic Investment Fund – OSTVX / 74316J771
Osterweis Institutional Equity Fund – OSTEX / 74316J524

OWRPSEMI - 0912

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date    December 6, 2012

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date    December 3, 2012

* Print the name and title of each signing officer under his or her signature.